UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2016

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 400

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 9, 2016, Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), entered into a sales agency financing agreement (the “Sales Agency Financing Agreement”) with Barclays Capital Inc., as sales agent (the “Sales Agent”) and Barclays Bank PLC, an affiliate of the Sales Agent, as forward purchaser (the “Forward Purchaser”) relating to the issuances, offers and sales of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

In accordance with the terms of the Sales Agency Financing Agreement, the Company may offer and sell up to $400,000,000 of its Common Stock (together with shares of Common Stock that may be sold pursuant to the forward sale contracts described below, the “Shares”) from time to time through the Sales Agent (acting in its capacity as Sales Agent or as Forward Seller, as described below), as its agent for the offer and sale of the Shares. The Shares offered for sale under the Sales Agency Financing Agreement will be offered at market prices prevailing at the time of sale.

Concurrently with entry into the Sales Agency Financing Agreement, the Company entered into a Master Forward Sale Agreement (the “Master Forward Sale Agreement”) between the Company and the Forward Purchaser.

The Sales Agency Financing Agreement provides that, in addition to the issuance and sale of Shares by the Company through the Sales Agent, the Company also may enter into forward sale contracts under the Master Forward Sale Agreement and one or more related supplemental confirmations between the Company and the Forward Purchaser. In connection with each particular forward sale contract, the Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through the Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale contract (the Sales Agent, when acting as agent for Forward Purchaser, is referred to in this Current Report as the “Forward Seller”). In no event will the aggregate number of Shares sold through the Sales Agent, whether as an agent for the Company or as the Forward Seller, under the Sales Agency Financing Agreement and under any forward sale contracts, have an aggregate sales price in excess of $400,000,000.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by the Forward Seller. The Company expects to fully physically settle each particular forward sale contract with the Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale contract, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale contract multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale contract, in which case the Company will not receive any proceeds from the sale of the borrowed shares of Common Stock by the Forward Seller and, depending on movements in the price of the Common Stock during the term of the relevant forward contract, the Company may owe or be owed cash upon settlement (in the case of cash settlement), or the Company may be required to deliver or be entitled to receive shares of Common Stock upon settlement (in the case of net share settlement).

The Sales Agent will offer the Shares at market prices prevailing at the time of sale. The Company will pay the Sales Agent a commission at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the sales price of all of the Shares issued by the Company and sold through the Sales Agent as the Company’s sales agent under the Sales Agency Financing Agreement. In connection with each forward sale contract, the Company will pay the Forward Seller, in the form of a reduced initial forward sale price under the related forward sale contract with the Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the sales prices of all borrowed shares of Common Stock sold during the applicable forward hedge selling period by it as Forward Seller. If the Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, the Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.

The Sales Agency Financing Agreement provides that we may also in the future enter into one or more additional sales agency financing agreements with one or more additional sales agents. Concurrently with entry into the additional sales agency financing agreements, if any, we may also enter into one or more additional master forward sale agreements with one or more additional forward purchasers.

The foregoing description of certain terms of the Sales Agency Financing Agreement, the Master Forward Sale Agreement and the transactions contemplated thereby is qualified in its entirety by the text of the Sales Agency Financing Agreement and the Master Forward Sale Agreement which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference. The Shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-210423), previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Sales Agency Financing Agreement dated as of August 9, 2016, among the Company, Barclays Capital Inc. and Barclays Bank PLC.

1.2	Master Forward Sale Agreement, dated as of August 9, 2016, between the Company and Barclays Bank PLC.

5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 9, 2016	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
Name: William J. Clifford
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agency Financing Agreement dated as of August 9, 2016, among the Company, Barclays Capital Inc. and Barclays Bank PLC.

1.2	Master Forward Sale Agreement, dated as of August 9, 2016, between the Company and Barclays Bank PLC.

5.1	Opinion of Ballard Spahr LLP regarding the legality of the shares.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).